UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Information.

Notes Offering
On April 5, 2022, Sealed Air Corporation (the “Company”) announced that it commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding $425 million aggregate principal amount of 5.25% Senior Notes due 2023 (the “2023 Notes”). In connection with the Tender Offer, the Company is also soliciting consents from holders of the 2023 Notes (the “Consent Solicitation”) for proposed amendments to the indenture governing the 2023 Notes to eliminate certain restrictive covenants and certain events of default with respect to the Notes (the “Proposed Amendments”). A copy of the press release, dated April 5, 2022, announcing the commencement of the Tender Offer and Consent Solicitation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Also, on April 5, 2022, the Company announced that it commenced an offering of senior notes due 2029 (the “Notes”). The Notes will be jointly and severally, and irrevocably and unconditionally, guaranteed on a senior unsecured basis by each of the Company’s existing and future wholly owned domestic subsidiaries that guarantee its senior secured credit facilities, subject to release under certain circumstances.
The Company intends to use the net proceeds from the offering, along with cash on hand, to repurchase the 2023 Notes pursuant to the Tender Offer commenced by the Company today and satisfy and discharge all of its outstanding 2023 Notes in accordance with the terms of the indenture governing the 2023 Notes, including any premiums, fees and expenses in connection therewith and for general corporate purposes. A copy of the press release, dated April 5, 2022, announcing the offering of the Notes, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
The Notes and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Russia/Ukraine Risk Factor
The Company is also supplementing the risk factors contained in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2021 with the following risk factor. The information in this Current Report on Form 8-K should be read in conjunction with the other factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
The conflict between Russia and Ukraine could adversely affect our results of operations.
The conflict between Russia and Ukraine has had and will likely continue to have a negative impact on our employees and operations both within and outside the region. As a result of the ongoing conflict and the global response, including the current and future sanctions and export controls, our operations may be adversely impacted by, among other things, disruptions to our supply chain and logistics, increases in costs particularly for our raw materials, losses from currency translation, and an inability to repatriate income earned in Russia.
As of December 31, 2021, less than 2% of our consolidated net sales were derived from products sold in Russia and less than 1% of our consolidated net sales were derived from products sold in Ukraine. While our exposure to the region is small and our industry is not currently the primary target of sanctions or export controls, the evolution and potential escalation of the conflict and actions taken by governments in response to such conflict, and the consequences, economic or otherwise, are unpredictable. As a result, we cannot predict the immediate or longer-term effects of the conflict on the global economy, the performance of the packaging industry in general or the impact it may have on our business and results of operations.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, results of operations, or cash flows. The U.S. Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking statements so that investors can better understand a company’s future prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this report regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements the Company makes regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.
Please refer to Part I, Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC (the “2021 Form 10-K”) for important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019 (“COVID-19”), negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, exports restrictions and other counteractions thereto, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in the Company’s credit ratings, the tax benefit associated with the Settlement agreement (as defined in Part I, Item 1A, “Risk Factors” of the 2021 Form 10-K),regulatory actions and legal matters, and the other information referenced in Part I, Item 1A, “Risk Factors,” of the 2021 Form 10-K and Current Reports on Form 8-K. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated April 5, 2022, announcing the commencement of the Tender Offer and Consent Solicitation.
99.2	Press release, dated April 5, 2022, announcing the offering of the Notes.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Christopher J. Stephens, Jr.
	Name:	Christopher J. Stephens, Jr.
	Title:	Senior Vice President & Chief Financial Officer
Dated: April 5, 2022